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                      PUTNAM HARTFORD CAPITAL MANAGER PLUS
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                      SUPPLEMENT DATED MARCH 7, 2000 TO THE
                         PROSPECTUS DATED MARCH 6, 2000


Hartford has filed an application with the Securities and Exchange Commission seeking an exemption that will allow Hartford to "take back" or recapture the Payment Enhancements credited:

     In the 24 months prior to the Annuity Calculation Date, In the 12 months prior to the date we receive notice of death, Upon purchase, if you cancel your Annuity during the right to cancel period and, In certain circumstances, under the nursing home waiver.

Until Hartford receives the exemption, Hartford will only take back the Payment Enhancement credited upon purchase if you choose to cancel your contract during the "right to cancel" period. If you exercise your right to cancel, Hartford will take back an amount equal to the Payment Enhancement. In the event that the stock market declines, Hartford will only take back the Payment Enhancement as diminished by any negative investment performance.




                 THIS PROSPECTUS SUPPLEMENT MUST BE ACCOMPANIED
                                     BY THE
            PROSPECTUS FOR PUTNAM HARTFORD CAPITAL MANAGER PLUS DATED
                                  MARCH 6, 2000


333-91931
HV-2612